UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Registrant as Specified In Its Charter)

Biglari Capital Corp.

THE LION FUND II, L.P.

Biglari holdings inc.

First Guard Insurance Company

Southern Pioneer Property and Casualty Insurance Company

Biglari Reinsurance Ltd.

Biglari Insurance Group Inc.

Sardar Biglari

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 18, 2025

[•], 2025

Dear Fellow Shareholder:

Biglari Capital Corp. (“Biglari Capital”) and the other participants in this solicitation (collectively, the “Biglari Group,” “we” or “our”) are the beneficial owners of an aggregate of 654,141 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”), a Tennessee corporation, representing approximately 2.9% of the outstanding shares of Common Stock.

We believe accountability and stewardship have been deemed of little importance by the Cracker Barrel Board of Directors (the “Board”).

For the reasons set forth in this Proxy Statement, we believe shareholders need to send a strong message to the Board for failing to get rid of a manager who is worse than mediocre. This message can be rendered by voting against the re-election of CEO and director Julie Masino and director and Compensation Committee Chair Gilbert Dávila.

We are seeking shareholder support to vote against these directors not only due to the severe destruction of shareholder value but also a deeper failure to understand the brand, its customers, and its heritage, and a failure to fulfill the Board’s most important job, selecting the right CEO. Under the current leadership, the Board and management have pursued initiatives that betrayed the Company’s heritage, alienated loyal customers, and undermined investor confidence. Instead of demonstrating the discipline and stewardship required to protect and enhance a storied brand, management has relied on ill-conceived strategies that have worsened existing challenges rather than solved them, culminating in the disastrous “brand refresh” that has ranked among this century’s worst brand blunders alongside Bud Light and Jaguar.

CEO Julie Masino’s tenure has been marked by repeated and highly publicized missteps, from misguided rebranding efforts to ill-fated “transformation” initiatives, that reflect the Company’s troubling pattern of tone-deafness and disregard for shareholder capital. Importantly, many of these failed initiatives were largely avoidable as outlined in our campaign last year.

Gilbert Dávila, the Board’s purported marketing expert, is co-CEO of DMI Consulting, which seeks to “infuse cultural relevance and creativity into every solution.” Mr. Dávila bears direct responsibility for these failures and, as Chair of the Compensation Committee, for approving outsized pay packages that reward executives despite poor performance and eroding shareholder value. Shareholders can send a message that merit and performance, the foundation that built America, rank above DEI. We believe the lack of accountability for failed decisions has created a culture of entrenchment in which management and certain directors appear insulated from the consequences of their poor judgment.

Accountability is not attainable by reversing course after tens of millions of dollars of shareholder capital has been wasted. The Biglari Group warned of the mistaken path before it was undertaken by management. It is clear that the Board and management are disconnected from their own customers. The Board has spent $31 million of shareholders’ money to prevent one of its largest shareholders from having a minority voice. Now the Company has become a laughingstock.

We are therefore seeking your support to vote “WITHHOLD” on the re-election of Julie Masino and Gilbert Dávila to the Board at the Company’s 2025 annual meeting of shareholders scheduled to be held on Thursday, November 20, 2025, at 10:00 a.m. Central Time via a live webcast, at www.cesonlineservices.com/cbrl25_vm (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”). By voting “WITHHOLD” on the election of Julie Masino and Gilbert Dávila, shareholders will be sending a strong message to the Board that they are dissatisfied with the status quo and that meaningful change is required.

Shareholders have an important opportunity to have their voices heard at the upcoming Annual Meeting, and our proxy solicitation is a platform for shareholders to express their views regarding Cracker Barrel and to influence the Board with respect to any decisions regarding CEO-level succession planning and accountability to shareholders.

The election of directors at the Annual Meeting requires that the number of shares of Common Stock voted “for” a nominee’s election must exceed the number of shares of Common Stock voted “against” such nominee’s election. Importantly, under the Company’s director resignation policy for uncontested elections, if an incumbent director does not receive the required votes for election at the Annual Meeting, such incumbent director must promptly tender an offer of resignation for consideration by the other members of the Board. The Board will review, act upon, and publicly disclose its decision and its rationale therefor regarding the tendered resignation within ninety (90) days following the date of the certification of the election results. If our proxy solicitation results in any directors failing to be elected, we believe it would be highly inappropriate for any such director to continue to serve on the Board, and the failure of the Board to accept any such tendered resignations that may result from the Annual Meeting would be an egregious violation of proper corporate governance and in direct opposition to a clear shareholder directive.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by voting via the Internet, via phone, or by signing, dating, and returning the enclosed GOLD proxy card today. The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the shareholders on or about [•], 2025.

If you have already voted for the incumbent management slate on the Company’s white proxy card, you have every right to change your vote by signing, dating and returning a later-dated GOLD proxy card, or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and the toll-free number listed on the following page.

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of the Biglari Group’s proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379 or (212) 257-1311

Email: info@Saratogaproxy.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 18, 2025

2025 ANNUAL MEETING OF SHAREHOLDERS
OF
Cracker Barrel Old Country Store, Inc.
_________________________

PROXY STATEMENT
OF
BIGLARI CAPITAL CORP.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Biglari Capital Corp. (“Biglari Capital”) and the other participants in this solicitation (collectively, the “Biglari Group,” “we” or “our”) are significant shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (“Cracker Barrel” or the “Company”), who collectively beneficially own an aggregate of 654,141 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, representing approximately 2.9% of the outstanding shares of Common Stock. We believe that shareholders must send a strong message to the Company’s board of directors (the “Board”) that they do not approve of the Company’s current trajectory or management’s and the Board’s stewardship and oversight of the Company. Accordingly, we are seeking your support at the Company’s annual meeting of shareholders, scheduled to be held on Thursday, November 20, 2025, at 10:00 a.m. Central Time via a live webcast, at www.cesonlineservices.com/cbrl25_vm (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”), to vote “WITHHOLD” on the election of Julie Masino and Gilbert Dávila (collectively, the “Opposed Company Nominees”) to the Company’s Board. This Proxy Statement and the enclosed GOLD proxy card are first being mailed to shareholders on or about [●], 2025.

In addition, our GOLD proxy card will also allow shareholders to vote on the following proposals that are being presented by the Company for shareholder consideration at the Annual Meeting:

•	The Company’s proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement;
•	The Company’s proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year;
•	The Company’s proposal to approve an amendment to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan;
•	The Company’s proposal to ratify, on an advisory basis, the inclusion of a proxy access provision in the Company’s Third Amended and Restated Bylaws (the “Bylaws”) (the “Proxy Access Provision”);
•	The Company’s proposal to ratify, on an advisory basis, the inclusion of a provision in the Bylaws that prohibits the renomination of director candidates who fail to receive a minimum level of shareholder support for up to three years (the “Ineligibility Provision”);

•	The Company’s proposal to ratify, on an advisory basis, the inclusion of a provision in the Bylaws that requires a shareholder to reimburse the Company, or the Company to reimburse the shareholder, for up to $5 million of documented out-of-pocket costs and expenses incurred in connection with multiple contested elections under certain circumstances (the “Mutual Reimbursement Provision”); and
•	To conduct other business properly brought before the Annual Meeting.

As of the date hereof, The Lion Fund II, L.P., a Delaware limited partnership (“The Lion Fund II”), Biglari Capital, a Texas limited liability company, First Guard Insurance Company, an Arizona corporation (“First Guard”), Southern Pioneer Property and Casualty Insurance Company, an Arkansas corporation (“Southern Pioneer”), Biglari Reinsurance Ltd., a Bermuda corporation (“Biglari Reinsurance”), Biglari Insurance Group Inc., a Delaware corporation (“Biglari Insurance”), Biglari Holdings Inc., an Indiana corporation (“Biglari Holdings”), and Sardar Biglari (together with The Lion Fund II, Biglari Capital, First Guard, Southern Pioneer, Biglari Reinsurance, Biglari Insurance and Biglari Holdings, the “Biglari Group” or the “Participants”, and each, a “Participant”) collectively beneficially own 654,141 shares of Common Stock. The Participants intend to vote their shares “WITHHOLD” on the election of Julie Masino and Gilbert Dávila and “FOR” the election of Carl Berquist, Jody Bilney, Stephen Bramlage, John Garratt, Michael Goodwin, Cheryl Henry, Gisel Ruiz and Darryl Wade (collectively, the “Unopposed Company Nominees”, and together with the Opposed Company Nominees, the “Company Nominees”) “AGAINST” the Company’s proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, “FOR” the Company’s proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year, “AGAINST” the Company’s proposal to approve an amendment to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan, “ABSTAIN” on the Company’s proposal to ratify, on an advisory basis, the inclusion of the Proxy Access Provision in the Bylaws, “AGAINST” the Company’s proposal to ratify, on an advisory basis, the inclusion of the Ineligibility Provision in the Bylaws, and “AGAINST” the Company’s proposal to ratify, on an advisory basis, the inclusion of the Mutual Reimbursement Provision in the Bylaws, as described herein.

By voting “WITHHOLD” on the election of President, Chief Executive Officer and director Julie Masino and director and Compensation Committee Chair Gilbert Dávila, we believe shareholders will be sending a strong message to the Board that they are dissatisfied with the status quo. Accordingly, we are urging you to vote “WITHHOLD” on the election of Ms. Masino and Mr. Dávila as directors at the Annual Meeting.

The enclosed Proxy Statement and GOLD proxy card include the ability to vote for all the Company Nominees, including Carl Berquist, Jody Bilney, Stephen Bramlage, Gilbert Dávila, John Garratt, Michael Goodwin, Cheryl Henry, Julie Masino, Gisel Ruiz, and Darryl Wade. The Company Nominees are not the nominees of the Biglari Group, and accordingly, they are not participants in this solicitation. We can provide no assurance that any of the Company Nominees will serve as directors if elected.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Shareholders will not be able to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy, please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING” sections of this Proxy Statement.

The Company has set the close of business on September 26, 2025, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 305 Hartmann Drive, Lebanon, Tennessee 37087. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [_____] shares of Common Stock outstanding.

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We urge you to carefully consider the information contained in the Proxy Statement and then support our efforts by signing, dating, and returning the enclosed GOLD proxy card today.

IF YOU MARK FEWER THAN A TOTAL OF TEN (10) “FOR” OR “WITHHOLD” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “WITHHOLD” ON ANY UNMARKED OPPOSED COMPANY NOMINEES AND “FOR” ANY UNMARKED UNOPPOSED COMPANY NOMINEES.

THIS SOLICITATION IS BEING MADE BY THE BIGLARI GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH THE BIGLARI GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE BIGLARI GROUP URGES YOU TO VOTE VIA THE INTERNET, VIA PHONE, OR BY SIGNING, DATING, AND RETURNING THE GOLD PROXY CARD TO VOTE “WITHHOLD” ON THE ELECTION OF JULIE MASINO AND GILBERT DÁVILA TO THE BOARD AT THE ANNUAL MEETING.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT VIA THE INTERNET OR VIA PHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD PROXY CARD OR, IF YOU DO NOT HAVE ACCESS TO THE INTERNET OR A PHONE, BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER-DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING VIRTUALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting —

This Proxy Statement and our GOLD Proxy Card are Available at

www.____________.com

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed GOLD proxy card today to vote “WITHHOLD” on the election of Julie Masino and Gilbert Dávila and in accordance with our recommendations on the other proposals on the agenda for the Annual Meeting.

•

If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to the Biglari Group c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed envelope today.

•

If your shares of Common Stock are held in a brokerage account, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, bank, trustee, or other representative how to vote, as they cannot vote your shares of Common Stock on your behalf without your instructions.

•

Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed GOLD voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating, and returning the enclosed GOLD voting instruction form.

•

You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD proxy card via the Internet or by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Please make certain that the latest dated proxy card you return is the GOLD proxy card.

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If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of the Biglari Group’s proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379 or (212) 257-1311

Email: info@Saratogaproxy.com

5

BACKGROUND TO SOLICITATION

The following is a chronology of events leading up to the proxy solicitation related to this Annual Meeting:

•	On March 28, 2024, Mr. Biglari and an associate, Dr. Philip Cooley, met with Ms. Masino; Richard Wolfson, Senior Vice President, General Counsel, and Corporate Secretary of the Company; and Craig Pommells, Senior Vice President and Chief Financial Officer of the Company (the “March 28 Meeting”). At the March 28 Meeting, Mr. Biglari discussed a number of topics, including the Company’s financial performance, menu, brand strategy, capital allocation, and cost reduction opportunities. At the meeting, Ms. Masino asked Mr. Biglari what he thought the Company should do, to which Mr. Biglari stressed that the one thing the Company should not do is pursue a remodeling of the restaurants. He emphasized that the root cause of the Company’s problems rested not with the décor but with the Company’s declining food quality, portion size and service. Mr. Biglari suggested that Ms. Masino review the Company’s menus from the 1980s and 1990s to ascertain how the menu, product quality, and portion size have changed over the decades.

•	In May 2024, the Company announced its “strategic transformation plan” that included a $700 million renovation of its restaurants.

•	On June 11, 2024, Mr. Biglari and Dr. Cooley again met with Ms. Masino, Mr. Pommells, and Mr. Wolfson (the “June 11 Meeting”). At the June 11 Meeting, Mr. Biglari had discussions similar to those of the March 28 Meeting and emphasized the importance of focusing on core operations, divesting Maple Street Biscuit, and the need for a shareholder representation on the Board to oversee the Company’s capital expenditure plan. At the end of the June 11 Meeting, Mr. Biglari hand delivered a letter addressed to Chairman of the Board Carl Berquist (the “June 11 Letter”).

•	The June 11 Letter addressed to Chairman Berquist referenced the negative market reaction to the announcement of Cracker Barrel’s “strategic transformation plan” (i.e., a 14.5% one-day decline in the stock price), stated Biglari’s belief that the Company needs to have Board members with both a significant ownership stake and extensive restaurant and turnaround experience as it embarks on a major strategy, and discussed Biglari’s desire to gain representation on the Board and to work with the new management team in a constructive manner. The June 11 Letter also outlined Biglari’s ideas for the Company, including focusing on store-level economics, divesting Maple Street Biscuit, and returning cash to claimholders.

•	On May 16, 2025, the Company announced that the Board had approved and adopted the Bylaws, including the Ineligibility Provision and the Mutual Reimbursement Provision.

•	On August 19, 2025, the Company unveiled its new logo. The Company’s market capitalization plunged over $160 million in the ensuing six days.

•	On August 26, 2025, President Trump posted on Truth Social: “Cracker Barrel should go back to the old logo, admit a mistake based on customer response (the ultimate Poll), and manage the company better than ever before.” Following President Trump’s post, the Company announced that it had scrapped its new logo and reinstated its “Old Timer” logo.

•	On September 9, 2025, the Company announced the suspension of its restaurant remodels.

•	On September 12, 2025, the Company filed its preliminary proxy statement in connection with the Annual Meeting.

•	On September 18, 2025, the Biglari Group filed its preliminary proxy statement in connection with the Annual Meeting.

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REASONS FOR THE SOLICITATION

This campaign is not about the Biglari Group vs. Cracker Barrel. Rather, it is a referendum on a company that we fear has completely lost its way and, in the process, precipitated an entirely avoidable destruction of shareholder value.

We have shown time and again that the Board and management of Cracker Barrel have made highly dubious decisions at every turn, whether it was contending that the Company should focus on existing stores instead of engaging in a costly expansion plan (which saw nearly 60% of West Coast units closed) or that the Company should not diversify into the bar business with the purchase of Punch Bowl Social (an investment that lost shareholders $137 million in eight months).1 We also correctly predicted that the Company’s transformation plan, which was announced in May 2024 and provided for an enormous capital investment equal to 70% of the Company’s then current market capitalization,2 would be an unmitigated disaster, as we wrote in November 2024:

“Cracker Barrel Old Country Store is a history-steeped place that channels Americana; there are a few brands like it, and none require wholesale changes to their aesthetic. The day Cracker Barrel opened, it was already old – its theme derived from the 1920s. I am concerned that not only will the remodel not work but it could actually damage the brand further…. Let me make my position clear: The company’s $700 million remodel plan will not work!”3

We imagined the failure that would eventually ensue, and it was only a matter of time. The Company announced its rebranding on August 19, 2025, when CEO Masino on Good Morning America said: “We are listening to our guests” and “Honestly, the feedback has been overwhelmingly positive and people like what we are doing” and “The buzz is so good.” The reality is that she and her Board completely misread Cracker Barrel’s customer base, which caused a public backlash so severe that even the President of the United States weighed in (urging the Company to manage itself better). The Company scrapped the new logo a week later, bringing back the “Old Timer,” and two weeks after that suspended all restaurant remodels.

We believe the two directors most responsible for this fiasco are Julie Masino, the Company’s President and Chief Executive Officer, who championed the travesty of this transformation plan, and Gilbert Dávila, the Board’s so-called multicultural marketing expert. Not coincidentally, the Company’s total shareholder return has declined 36.5% since Ms. Masino was appointed CEO in August 2023 and 51% since Mr. Dávila was elected to the Board in July 2020.4

Despite our repeated efforts to convince CEO Julie Masino that there is nothing wrong with Cracker Barrel’s brand and that store transformation would likely lead to customer backlash, the Company spent $8 million of shareholder capital in 2024 fighting one of its largest shareholders ($31 million since 2011), defending the Board’s misguided policies and trying to stifle competing viewpoints that have ultimately proved correct.5 Now, the Board is asking shareholders to approve amendments to the Bylaws that would have the effect of further entrenching directors who, as evidenced above, have an abysmal capital allocation record, have failed to hold management accountable, and have overseen a massive destruction of shareholder value.

We urge shareholders to make their voices heard and to hold the Board and management accountable by voting “WITHHOLD” on directors Julie Masino and Gilbert Dávila and “AGAINST” each of the Ineligibility Provision and the Mutual Reimbursement Provision in the Bylaws.

1 Company Securities and Exchange Commission (“SEC”) filings

2 Company SEC filings

3 Form DFAN filed with the SEC on November 14, 2024

4 As of the close of business on September 15, 2025; Bloomberg

5 Company SEC filings.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is currently composed of ten (10) directors, each with a term expiring at the Annual Meeting. For the reasons set forth above, we are seeking your support at the Annual Meeting to vote “WITHHOLD” on the election of Julie Masino and Gilbert Dávila.

The Company has adopted a majority vote standard for the election of directors in uncontested elections. Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to the election of Ms. Masino and Mr. Dávila. According to the Bylaws, a nominee for director shall be elected to the Board if the number of votes cast “for” such nominee’s election exceeds the number of votes cast “against” such nominee’s election. The Bylaws also set forth a director resignation policy for uncontested elections, which provides that if an incumbent director is not re-elected, the director shall tender his or her resignation to the Board. The Board will review, act upon, and publicly disclose its decision and its rationale regarding the tendered resignation within ninety (90) days following the date of the certification of the election results.

Accordingly, if we are successful in soliciting your support to vote “WITHHOLD” on the election of each of Ms. Masino and Mr. Dávila, such that they receive more “WITHHOLD” votes on their election than votes “FOR” their election at the Annual Meeting, each of Ms. Masino and Mr. Dávila must tender their offer of resignation, effective immediately upon the failure to receive the required vote, and the Board must determine whether to accept each of those resignations.

For the avoidance of doubt, even if Ms. Masino and Mr. Dávila are not re-elected to the Board at the Annual Meeting, if the remaining Company Nominees are re-elected at the Annual Meeting, they will constitute a majority of the Board. In addition, even if Ms. Masino and Mr. Dávila are not re-elected to the Board at the Annual Meeting and tender their respective offers of resignation in accordance with the Bylaws, and the Board determines to accept such resignations, the Board may nonetheless reappoint Ms. Masino and Mr. Dávila to the Board after the Annual Meeting under the Bylaws. Notwithstanding the foregoing, for the reasons set forth above, we urge shareholders to join us in voting “WITHHOLD” on the re-election of Ms. Masino and Mr. Dávila.

This Proxy Statement and the enclosed GOLD proxy card include the ability to vote for all Company Nominees, including Carl Berquist, Jody Bilney, Stephen Bramlage, Gilbert Dávila, John Garratt, Michael Goodwin, Cheryl Henry, Julie Masino, Gisel Ruiz, and Darryl Wade. Please note, however, that the Company Nominees are not the Biglari Group’s nominees and are the nominees of the Company. Because the Company Nominees are not the Biglari Group’s nominees, they are not participants in this solicitation. We can provide no assurance that any of the Company Nominees will serve as directors if elected. The names, backgrounds, and qualifications of the Company Nominees, and other information about them, can be found in the Company’s proxy statement.

IF YOU MARK FEWER THAN A TOTAL OF TEN (10) “FOR” OR “WITHHOLD” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “WITHHOLD” ON ANY UNMARKED OPPOSED COMPANY NOMINEES AND “FOR” ANY UNMARKED UNOPPOSED COMPANY NOMINEES.

WE STRONGLY URGE YOU TO VOTE “WITHHOLD” ON THE ELECTION OF JULIE MASINO AND GILBERT DÁVILA ON THE ENCLOSED GOLD PROXY CARD AND INTEND TO VOTE OUR SHARES “WITHHOLD” ON THEIR ELECTION.

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WE MAKE NO RECOMMENDATION REGARDING THE ELECTION OF THE UNOPPOSED COMPANY NOMINEES AND INTEND TO VOTE OUR SHARES “FOR” THE UNOPPOSED COMPANY NOMINEES.

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PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is providing shareholders with the opportunity to cast an advisory, non-binding vote on the executive compensation of the Company’s named executive officers as required by Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act. According to the Company’s proxy statement, while the vote on this proposal is advisory and non-binding, the Compensation Committee of the Board, which is responsible for designing and administering the Company’s executive compensation program, highly values the opinions of the Company’s shareholders and will consider the vote of the Company’s shareholders when making compensation decisions for the Company’s named executive officers in the future. Accordingly, the Company is asking shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and disclosure.”

We recommend shareholders vote “AGAINST” the compensation of the Named Executive Officers, who have presided over the abject failure of the Company’s transformation plan and the destruction of shareholder value.

WE RECOMMEND SHAREHOLDERS VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has retained Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026, and the Board is requesting that shareholders ratify such selection.

According to the Company’s proxy statement, if shareholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee will consider any failure to ratify the appointment of Deloitte & Touche LLP but in its discretion may still direct the appointment of Deloitte & Touche LLP. Also, if the ratification of the appointment of Deloitte & Touche LLP is approved, the Audit Committee in its discretion may still direct the appointment of a different independent registered public accounting firm at any time and without shareholder approval if the Audit Committee believes that such a change would be in the Company’s best interest and the best interest of the Company’s shareholders.

WE MAKE NO RECOMMENDATION REGARDING THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL FOUR

APPROVAL OF THE AMENDMENT TO THE CRACKER BARREL OLD COUNTRY STORE, INC. 2020 OMNIBUS INCENTIVE PLAN

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to approve the First Amendment (the “First Amendment”) to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan (the “2020 Plan,” and as amended by the First Amendment, the “Amended 2020 Plan”) to increase the number of shares of Common Stock that may be issued under the 2020 Plan by 1,325,000 shares of Common Stock and to extend the term of the Amended 2020 Plan to ten years following the Effective Date (as defined below). On September 2, 2025, the Board adopted the First Amendment, subject to shareholder approval (such shareholder approval date, the “Effective Date”). Other than increasing the number of shares and extending the term of the Amended 2020 Plan, there are no other changes to the 2020 Plan.

A summary of the material terms of the Amended 2020 Plan is set forth in the Company’s proxy statement. The Company’s proxy statement includes the First Amendment as Appendix B and the complete Amended 2020 Plan as Appendix C.

We recommend shareholders vote “AGAINST” this proposal as we believe management should not continue to reward itself for its failures.

WE RECOMMEND SHAREHOLDERS VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL FIVE

ADVISORY RATIFICATION OF THE PROXY ACCESS PROVISION

As discussed in further detail in the Company’s proxy statement, in connection with the adoption of the Bylaws, the Board adopted Section 6.9 of the Bylaws, which contains the Proxy Access Provision. Accordingly, the Board is submitting the adoption of the Proxy Access Provision to shareholders to ratify on an advisory basis.

Section 6.9 of the Bylaws permits a shareholder, or a group of up to 20 qualifying shareholders, owning 3% or more of the Company’s outstanding common stock continuously for a period of at least three years, to propose and include in the Company’s proxy materials a number of director nominees not to exceed 20% of the number of directors in office as of the last day on which the notice of proxy access nomination may be delivered, so long as the nominating shareholder and nominees satisfy certain eligibility and procedural requirements set forth in Article 6 of the Bylaws. A copy of the Bylaws, inclusive of Section 6.9, is attached to the Company’s proxy statement as Appendix D.

WE MAKE NO RECOMMENDATION REGARDING THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “ABSTAIN” ON THIS PROPOSAL.

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PROPOSAL SIX

ADVISORY RATIFICATION OF THE INELIGIBILITY PROVISION

As discussed in further detail in the Company’s proxy statement, in connection with the adoption of the Bylaws, the Board adopted Section 3.8 of the Bylaws, which contains the Ineligibility Provision. Accordingly, the Board is submitting the adoption of the Ineligibility Provision to shareholders to ratify on an advisory basis.

The Ineligibility Provision prohibits the re-nomination of any nominee (including a nominee proposed pursuant to the Proxy Access Provision) to the Board for a three-year period following a director election in which such nominee fails to receive the favorable votes of at least 20% of the votes cast for the election of directors, or for a two-year period following a director election in which such nominee fails to receive the favorable votes of at least 25% but not less than 20% of the votes cast for the election of directors. A copy of the Bylaws, inclusive of Section 3.8, is attached to the Company’s proxy statement as Appendix D.

WE RECOMMEND SHAREHOLDERS VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL SEVEN

ADVISORY RATIFICATION OF THE MUTUAL REIMBURSEMENT PROVISION

As discussed in further detail in the Company’s proxy statement, in connection with the adoption of the Bylaws, the Board adopted Section 6.8I of the Bylaws, which contains the Mutual Reimbursement Provision. Accordingly, the Board is submitting the adoption of the Mutual Reimbursement Provision to shareholders to ratify on an advisory basis.

The Mutual Reimbursement Provision requires that in the event that any shareholder nominates one or more director nominees for election (other than pursuant to the Company’s Proxy Access Provision) at any two meetings of shareholders at which directors are to be elected (whether or not consecutive) in any five-year period, following the second meeting:

•	such nominating shareholder shall reimburse the Company for up to $5 million of the Company’s documented out-of-pocket costs and expenses incurred in connection with such shareholder’s nomination of candidates for election at such second meeting, if each such nominee who is not recommended by the Board receives a favorable vote of less than 25% of the votes cast for the election of directors at each election.
•	the Company shall reimburse the nominating shareholder for up to $5 million of the nominating shareholder’s documented out-of-pocket costs and expenses incurred in connection with such shareholder’s nomination of candidates for election at such second meeting, if any such nominee who is not recommended by the Board is elected.
•	no reimbursement by either the nominating shareholder or the Company will be required if each such nominee who is not recommended by the Board receives a favorable vote of at least 25% of the votes cast for the election of directors but no such nominee is elected.

A copy of the Bylaws, inclusive of Section 6.8I, is attached to the Company’s proxy statement as Appendix D.

WE RECOMMEND SHAREHOLDERS VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Shareholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted “WITHHOLD” on the election of Julie Masino and Gilbert Dávila and “FOR” the election of the Unopposed Company Nominees to the Board, “AGAINST” the approval, on an advisory basis, of the compensation of the Company’s named executive officers, “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year, “AGAINST” the approval of the amendment to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan, “ABSTAIN” on the ratification, on an advisory basis, of the Proxy Access Provision, “AGAINST” the ratification, on an advisory basis, of the Ineligibility Provision, and “AGAINST” the ratification, on an advisory basis, of the Mutual Reimbursement Provision.

This Proxy Statement and the enclosed GOLD proxy card include the ability to vote for all Company Nominees, including Carl Berquist, Jody Bilney, Stephen Bramlage, Gilbert Dávila, John Garratt, Michael Goodwin, Cheryl Henry, Julie Masino, Gisel Ruiz, and Darryl Wade. The Company Nominees are not the Biglari Group’s nominees and are the nominees of the Company. The names, backgrounds, and qualifications of the Company Nominees, and other information about them, can be found in the Company’s proxy statement. We can provide no assurance that any of the Company Nominees will serve as directors if elected.

IF YOU MARK FEWER THAN A TOTAL OF TEN (10) “FOR” OR “WITHHOLD” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “WITHHOLD” ON ANY UNMARKED OPPOSED COMPANY NOMINEES AND “FOR” ANY UNMARKED UNOPPOSED COMPANY NOMINEES.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Shareholders will not be able to attend the Annual Meeting in person.

In order to virtually attend, you (or your authorized representative) must register in advance at www.cesonlineservices.com/cbrl25_vm prior to the deadline of November 19, 2025, at 10:00 a.m. Central Time.

If you were a shareholder of record as of the close of business on the Record Date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/cbrl25_vm. Please have your GOLD proxy card containing your control number available and follow the instructions to complete your registration request. After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Please verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk folder. Requests to register to participate in the Annual Meeting must be received no later than 10:00 a.m. Central Time on Wednesday, November 19, 2025.

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If you do not have your GOLD proxy card, you may still register to attend the Annual Meeting by accessing www.cesonlineservices.com/cbrl25_vm, but you will need to provide proof of ownership of shares of Common Stock as of the Record Date during the registration process. Such proof of ownership may include a copy of your proxy card, received either from the Company or the Biglari Group, or a statement showing your ownership as of the Record Date.

If you were the beneficial owner of shares (that is, you held your shares in street name through an intermediary such as a broker, bank or other nominee) as of the Record Date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/cbrl25_vm and providing evidence during the registration process that you beneficially owned shares of Common Stock as of the Record Date, which may consist of a copy of the voting instruction form provided by your broker, bank, or other nominee, an account statement or a letter or legal proxy from such broker, bank, or other nominee.

After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting.

Although the meeting webcast will begin at 10:00 a.m. Central Time on November 20, 2025, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered shareholders beginning at 9:30 a.m. Central Time on November 20, 2025, the day of the meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date, and return the enclosed GOLD proxy card in the postage-paid envelope provided, or vote via the Internet, as instructed on the GOLD proxy card. Additional information and the Biglari Group’s proxy materials can also be found at [www.________.com]. If you have any difficulty following the registration process, please email our proxy solicitor at info@Saratogaproxy.com.

All shareholders who register to attend the Annual Meeting will receive an email prior to the Annual Meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting. Shareholders are encouraged to contact technical support if they encounter any technical difficulties with the meeting webcast. In the event of any technical disruptions that prevent the chair from hosting the Annual Meeting within 30 minutes of the date and time set forth above, the meeting may be adjourned or postponed.

Shareholders who pre-register for the Annual Meeting may also vote during the meeting by clicking on the “Shareholder Ballot” link that will be available on the meeting website during the Annual Meeting.

Shareholders of record may vote directly by simply accessing the virtual ballot available on the Annual Meeting website.

Beneficial owners of shares are encouraged to vote in advance of the Annual Meeting. If you intend to vote during the Annual Meeting, as a beneficial shareholder you must obtain a legal proxy from your brokerage firm or bank. Most brokerage firms or banks allow a shareholder to obtain a legal proxy either online or by mail. Follow the instructions provided by your brokerage firm or bank. If you have requested a legal proxy online, and you have not received an email with your legal proxy within two business days of your request, contact your brokerage firm or bank.

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If you have requested a legal proxy by mail, and you have not received it within five business days of your request, contact your brokerage firm or bank. You may submit your legal proxy either (i) in advance of the Annual Meeting by attaching the legal proxy and a proxy card with your voting instructions (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to info@Saratogaproxy.com or (ii) along with your voting ballot during the Annual Meeting. We must have your legal proxy in order for your vote submitted during the Annual Meeting to be valid. To avoid any technical difficulties on the day of the Annual Meeting, we encourage you to submit your legal proxy in advance of the Annual Meeting by attaching the legal proxy and a proxy card with your voting instructions (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to info@Saratogaproxy.com to ensure that your vote is counted, rather than wait to upload the legal proxy during the Annual Meeting. Multiple legal proxies must be combined into one document for purposes of uploading them with your ballot on the Annual Meeting website.

Quorum; Broker Non-Votes; Discretionary Voting

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’ proxy statement, the presence of a majority of the shares of the Company’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

Abstentions and shares represented by “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes cast either in favor of or against a particular proposal. In addition, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”).

If you are a shareholder of record, you may deliver your vote via the Internet or by mail or attend the Annual Meeting virtually, to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a shareholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the shareholder meeting. Under the rules governing brokers’ discretionary authority, if a shareholder receives proxy materials from or on behalf of both us and the Company, then brokers holding shares in such shareholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal 3 (ratification of the Company’s independent registered public accounting firm). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

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Votes Required for Approval

Proposal 1: Election of Directors – According to the Company’s proxy statement, directors are elected by a majority vote. As a result, a nominee for director will be elected if the number of shares of Common Stock voted “FOR” such nominee’s election exceed the number of shares of Common Stock voted “AGAINST” such nominee’s election. An incumbent director who does not receive the required vote for election at the Annual Meeting must promptly tender an offer of resignation as a director for consideration by the other members of the Board, pursuant to the Bylaws. Neither an abstention nor a broker non-vote will count as a vote cast in favor of or against a director nominee’s election. Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

Proposal 2: Advisory Vote on Executive Compensation – According to the Company’s proxy statement, this proposal will be approved if the number of shares of Common Stock voted “FOR” the proposal exceed the number of shares of Common Stock voted “AGAINST” the proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm – According to the Company’s proxy statement, this proposal will be approved if the number of shares of Common Stock voted “FOR” the proposal exceed the number of shares of Common Stock voted “AGAINST” the proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 4: Approval of the Amendment to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan – According to the Company’s proxy statement, this proposal will be approved if the number of shares of Common Stock voted “FOR” the proposal exceed the number of shares of Common Stock voted “AGAINST” the proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 5: Advisory Ratification of the Proxy Access Provision – According to the Company’s proxy statement, this proposal will be approved if the number of shares of Common Stock voted “FOR” the proposal exceed the number of shares of Common Stock voted “AGAINST” the proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 6: Advisory Ratification of the Ineligibility Provision – According to the Company’s proxy statement, this proposal will be approved if the number of shares of Common Stock voted “FOR” the proposal exceed the number of shares of Common Stock voted “AGAINST” the proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 7: Advisory Ratification of the Mutual Reimbursement Provision – According to the Company’s proxy statement, this proposal will be approved if the number of shares of Common Stock voted “FOR” the proposal exceed the number of shares of Common Stock voted “AGAINST” the proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

If you sign and submit your GOLD proxy card without specifying how you would like your shares voted, your shares will be voted as specified above and in accordance with the discretion of the persons named on the GOLD proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

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Revocation of Proxies

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by voting again through the Internet, by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy that is properly completed. The latest dated proxy is the only one that will be counted. The revocation may be delivered either to the Biglari Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 305 Hartmann Drive, Lebanon, Tennessee 37087, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, the Biglari Group requests that either the original or photostatic copies of all revocations be mailed to the Biglari Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies.

IF YOU WISH TO JOIN US IN VOTING “WITHHOLD” ON THE ELECTION OF JULIE MASINO AND GILBERT DÁVILA, FOLLOW THE INSTRUCTIONS TO VOTE BY INTERNET ON THE ENCLOSED GOLD PROXY CARD. ALTERNATIVELY, IF YOU DO NOT HAVE ACCESS TO THE INTERNET, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Biglari Group. Proxies may be solicited by mail, telephone, Internet, in person, and by advertisements. Solicitations may be made by certain of the respective directors, officers, members, and employees of the Biglari Group, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation.

The Biglari Group has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $[●], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees, and other institutional holders. The Biglari Group has requested banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. The Biglari Group will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. In addition, directors, officers, members, and certain other employees of Biglari may solicit proxies as part of their duties in the normal course of their employment without any additional compensation. It is anticipated that Saratoga will employ approximately [●] persons to solicit the Company’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the Biglari Group. Costs of this solicitation of proxies are currently estimated to be approximately $[●] (including, but not limited to, fees for attorneys, solicitors, and other advisors, and other costs incidental to the solicitation). The Biglari Group estimates that through the date hereof, its expenses in connection with this solicitation are approximately $[●]. If such reimbursement is approved by the Board, the Biglari Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in this solicitation are The Lion Fund II, Biglari Capital, First Guard, Southern Pioneer, Biglari Reinsurance, Biglari Insurance, Biglari Holdings, and Sardar Biglari. The principal business of The Lion Fund II is purchasing, holding, and selling securities for investment purposes. The principal business of Biglari Capital is serving as the general partner of The Lion Fund II and The Lion Fund, L.P. The principal business of First Guard is serving as the direct underwriter of commercial truck insurance. The principal business of Southern Pioneer is providing property and casualty insurance. The principal business of Biglari Reinsurance is serving as the direct parent of each of First Guard and Southern Pioneer. The principal business of Biglari Insurance is serving as the direct parent of Biglari Reinsurance. The principal business of Biglari Holdings is serving as a holding company owning subsidiaries engaged in a number of diverse business activities, including property and casualty insurance, media and licensing, restaurants, and oil and gas. The principal occupation of Sardar Biglari is serving as Chairman and Chief Executive Officer of Biglari Holdings and Biglari Capital.

The principal business address of each of Biglari Capital, The Lion Fund II, Biglari Holdings, Biglari Insurance, and Sardar Biglari is 19100 Ridgewood Parkway, Suite 1200, San Antonio, Texas 78259. The principal business address of Biglari Reinsurance is 141 Front St., Hamilton HM 19, Bermuda. The principal business address of First Guard is 240 Nokomis Ave S., Venice, Florida 34285. The principal business address of Southern Pioneer is 2816 Longview Drive, Jonesboro, Arkansas 72401.

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As of the date hereof, The Lion Fund II is the direct beneficial owner of 585,000 shares of Common Stock. Biglari Capital, as the general partner of The Lion Fund II, may be deemed to beneficially own the 585,000 shares of Common Stock owned by The Lion Fund II. As of the date hereof, First Guard is the direct beneficial owner of 62,300 shares of Common Stock. As of the date hereof, Southern Pioneer is the direct beneficial owner of 6,841 shares of Common Stock. Biglari Reinsurance, as the direct parent company of each of First Guard and Southern Pioneer, may be deemed to beneficially own the 69,141 shares of Common Stock owned in the aggregate by First Guard and Southern Pioneer. Biglari Insurance, as the direct parent company of Biglari Reinsurance, may be deemed to beneficially own the 69,141 shares of Common Stock owned in the aggregate by First Guard and Southern Pioneer. Biglari Holdings, as the direct parent company of Biglari Insurance, may be deemed to beneficially own the 69,141 shares of Common Stock owned in the aggregate by First Guard and Southern Pioneer. Mr. Biglari, as the Chairman and Chief Executive Officer of each of Biglari Capital and Biglari Holdings, may be deemed to beneficially own the 654,141 shares of Common Stock owned in the aggregate by The Lion Fund II, First Guard, and Southern Pioneer.

For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I attached hereto.

Except as otherwise indicated in this Proxy Statement, the shares of Common Stock directly owned by each of The Lion Fund II, First Guard, and Southern Pioneer were purchased with working capital in open market purchases.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements, or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary, or other affiliate of the Company. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

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OTHER MATTERS AND ADDITIONAL INFORMATION

The Biglari Group is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which the Biglari Group is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements, and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of the Biglari Group.

This Proxy Statement is dated [_____], 2025. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2026 annual meeting of shareholders (the “2026 Annual Meeting”) pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by the Company at its principal executive offices, 305 Hartmann Drive, Lebanon, Tennessee 37087, no later than June [●], 2026, in order to be included in the Company’s proxy statement and proxy card for the 2026 Annual Meeting.

Under the Bylaws, any shareholder intending to present a proposal (including a nomination) at the 2026 Annual Meeting (whether or not to be included in the Company’s proxy statement) must provide timely written notice thereof to the Secretary of the Company. In order to be timely, the notice must be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day prior to the first anniversary of the Annual Meeting. The Bylaws set forth detailed information that must be submitted with any shareholder proposal. In the event that the date of the 2026 Annual Meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder must be delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of the 2026 Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of the 2026 Annual Meeting (or, if the first public announcement of the date of the 2026 Annual Meeting is less than one hundred (100) days prior to the date of the 2026 Annual Meeting, the tenth (10th) day following the date on which public announcement of the date of the 2026 Annual Meeting is first made by the Company). In the event that a shareholder proposal intended to be presented for action at an annual meeting is not received in a timely manner, then the persons designated as proxies in the proxies solicited by the Board in connection with that annual meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for that annual meeting.

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In addition to satisfying the foregoing requirements under the Bylaws, to comply with SEC Rule 14a-19, shareholders who intend to solicit proxies in support of proposed nominees other than the proposed nominees set forth by the Board must provide notice that sets forth the information required by SEC Rule 14a-19 no later than September 21, 2026.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2026 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by the Biglari Group that such procedures are legal, valid, or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE INCLUDES, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHER IMPORTANT INFORMATION. SHAREHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. SHAREHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES, AND THE OWNERSHIP OF SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements, and are not in a position to verify such information and statements.

________________

Your vote is important. No matter how many or how few shares of Common Stock you own, please vote “WITHHOLD” on the election of Julie Masino and Gilbert Dávila by marking, signing, dating, and mailing the enclosed GOLD proxy card promptly.

Biglari Capital Corp.

[_____], 2025

24

SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of Transaction	Securities Acquired/(Disposed)	Date of Transaction

THE LION FUND II

Sale of Common Stock	(289,013)	05/19/2025
Sale of Common Stock	(210,987)	05/20/2025
Sale of Common Stock	(78,460)	05/21/2025
Sale of Common Stock	(61,924)	05/22/2025
Sale of Common Stock	(202,153)	05/27/2025
Sale of Common Stock	(26,500)	05/28/2025
Sale of Common Stock	(50,104)	05/29/2025
Sale of Common Stock	(107,423)	06/09/2025
Sale of Common Stock	(76,661)	06/17/2025
Sale of Common Stock	(94,575)	08/27/2025
Sale of Common Stock	(36,200)	08/28/2025
Sale of Common Stock	(50,000)	08/29/2025
Sale of Common Stock	(25,000)	09/03/2025
Sale of Common Stock	(6,000)	09/05/2025
Sale of Common Stock	(75,000)	09/08/2025
Sale of Common Stock	(25,000)	09/11/2025

FIRST GUARD INSURANCE COMPANY

Purchase of Common Stock	4,200	09/18/2023
Purchase of Common Stock	2,800	09/19/2023

I-1

SCHEDULE II

The following tables are reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on September 12, 2025.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information for those who, as of September [_____], 2025, were known by us to beneficially own more than 5% of our common stock. Percentage computations are based on [_____] shares of our common stock outstanding as of September [_____], 2025.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	[3,317,812](1)	[ ]%
GMT Capital Corp. 859 Paces Ferry Road SE Suite 1710 Atlanta, GA 30339	[2,833,700](2)	[ ]%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	[2,609,208](3)	[ ]%
AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203	[1,222,242](4)	[ ]%
EARNEST Partners, LLC 1180 Peachtree Street NE, Suite 2300 Atlanta, Georgia 30309	[1,219,507](5)	[ ]%

____________________

(1)	Based solely on information reported by BlackRock, Inc. on Schedule 13G/A filed with the SEC on April 30, 2025. BlackRock, Inc. reported sole voting power with respect to 3,278,170 shares and sole dispositive power with respect to 3,317,812 shares. Includes shares beneficially owned by BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, and BlackRock Fund Managers Ltd. BlackRock, Inc. reported that Blackrock Fund Advisors beneficially owns 5% or greater of the outstanding shares reported on the Schedule 13G/A.
(2)	Based solely on information jointly reported by GMT Capital Corp. and Thomas E. Claugus on Schedule 13G filed with the SEC on August 14, 2025. GMT Capital Corp. and Thomas E. Claugus each reported shared voting power and shared dispositive power with respect to 2,833,700 shares. Includes shares owned by each of Bay Resource Partners, L.P., Bay II Resource Partners, L.P., Bay Resource Partners Offshore Master Fund, L.P. and certain sub-advisory and separate account clients advised by GMT Capital Corp.
II-1

(3)	Beneficial ownership information based solely on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group. The Vanguard Group reported shared voting power with respect to 40,273 shares, sole dispositive power with respect to 2,546,107 shares and shared dispositive power with respect to 63,101 shares.
(4)	Beneficial ownership information based solely on a Schedule 13G filed with the SEC on August 13, 2025 by AllianceBernstein L.P. AllianceBernstein L.P. reported sole voting power with respect to 1,047,334 shares and sole dispositive power with respect to 1,222,242 shares.
(5)	Beneficial ownership information based solely on a Schedule 13G/A filed with the SEC on August 14, 2025 by EARNEST Partners, LLC. EARNEST Partners, LLC reported sole voting power with respect to 825,777 shares, shared voting power with respect to 114,285 shares and sole dispositive power with respect to 1,219,507 shares.

Security Ownership of Management

The following table presents information regarding the number of shares of our common stock beneficially owned, as of September [_____], 2025, by each of our directors, each of our Named Executive Officers, and by our current directors and executive officers as a group. Unless otherwise noted, these persons have sole voting and investment power with respect to the shares indicated.

Name of Beneficial Owner	Shares Beneficially Owned(1)(2)	Percent of Class
Carl Berquist	[ ]	*
Jody Bilney	[ ]	*
Stephen Bramlage	[ ]	*
Laura Daily	[ ]	*
Gilbert Dávila	[ ]	*
John Garratt	[ ]	*
Michael Goodwin	[ ]	*
Cheryl Henry	[ ]	*
Julie Masino	[ ]	*
Craig Pommells	[ ]	*
Gisel Ruiz	[ ]	*
Cammie Spillyards-Schaefer	[ ]	*
Darryl (“Chip”) Wade	[ ]	*
Richard Wolfson	[ ]	*
All executive officers and directors as a group ([•] persons)	[ ]	[ ]%

____________________

*Less than one percent.

(1)	The address for each listed director and officer is Cracker Barrel Old Country Store, Inc., c/o Corporate Secretary, 305 Hartmann Dr., Lebanon, TN 37087
(2)	Includes the following number of shares of restricted stock or RSUs exercisable by the named holders within 60 days of September [ ], 2025, including shares vesting on September [ ], 2025. The gross amount of shares is listed. Some of these shares will be sold to satisfy tax withholding requirements:

II-2

Name of Beneficial Owner	Number of Shares
Carl Berquist	[ ]
Jody Bilney	[ ]
Stephen Bramlage	[ ]
Laura Daily	[ ]
Gilbert Dávila	[ ]
John Garratt	[ ]
Michael Goodwin	[ ]
Cheryl Henry	[ ]
Julie Masino	[ ]
Craig Pommells	[ ]
Gisel Ruiz	[ ]
Cammie Spillyards-Schaefer	[ ]
Darryl (“Chip”) Wade	[ ]
Richard Wolfson	[ ]
All executive officers and directors as a group (20 persons)	[ ]

The shares described in this note are considered outstanding for the purpose of computing the percentage of outstanding Cracker Barrel common stock owned by each named individual and by the group. They are not considered outstanding for the purpose of computing the percentage ownership of any other person. The number of shares of common stock beneficially owned by each holder is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. The inclusion herein of such shares does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares.

II-3

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give us your proxy to vote “WITHHOLD” on the election of Julie Masino and Gilbert Dávila and in accordance with our recommendations on the other proposals on the agenda for the Annual Meeting by taking these three steps:

•	SIGNING the enclosed GOLD proxy card,
•	DATING the enclosed GOLD proxy card, and
•	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States), or
•	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your GOLD proxy card.

You may vote your shares virtually at the Annual Meeting; however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee, or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating, and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the phone number or address set forth below.

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of the Biglari Group’s proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379 or (212) 257-1311

Email: info@Saratogaproxy.com

GOLD PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED SEPTEMBER 17, 2025

CRACKER BARREL OLD COUNTRY STORE, INC.

2025 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF BIGLARI CAPITAL CORP. and the other participants in its PROXY solicitation

THE BOARD OF DIRECTORS OF CRACKER BARREL OLD COUNTRY STORE, INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Sardar Biglari, John Ferguson, and Ann Marie Mellone, and each of them, as attorneys and agents with full power of substitution to vote all shares of Common Stock, par value $0.01 per share (the “Common Stock”), of Cracker Barrel Old Country Store, Inc. (the “Company” or “Cracker Barrel”) which the undersigned would be entitled to vote if personally present at the 2025 annual meeting of shareholders of the Company scheduled to be held on Thursday, November 20, 2025, at 10:00 a.m. Central Time via a live webcast, at www.cesonlineservices.com/cbrl25_vm (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and, to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Biglari Capital Corp., The Lion Fund II, L.P., First Guard Insurance Company, Southern Pioneer Property and Casualty Insurance Company, Biglari Reinsurance Ltd., Biglari Insurance Group Inc., Biglari Holdings Inc., and Sardar Biglari (collectively, the “Biglari Group”) a reasonable time before this solicitation. Each of the proposals included on this GOLD proxy card have been proposed by the Company. None of the proposals included on this GOLD proxy card are conditioned on the approval of any other proposal.

SHAREHOLDERS ARE ADVISED THAT THE COMPANY NOMINEES ARE NOT THE NOMINEES OF THE BIGLARI GROUP. BECAUSE THE COMPANY NOMINEES ARE NOT THE BIGLARI GROUP’S NOMINEES, THEY ARE NOT PARTICIPANTS IN THIS SOLICITATION.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED AND NO DIRECTION IS INDICATED REGARDING THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “WITHHOLD” ON THE ELECTION OF EACH OF JULIE MASINO AND GILBERT DÁVILA AND “FOR” THE ELECTION OF THE REMAINING COMPANY NOMINEES IN PROPOSAL 1, “AGAINST” PROPOSAL 2, “FOR” PROPOSAL 3, “AGAINST” PROPOSAL 4, “ABSTAIN” ON PROPOSAL 5, AND “AGAINST” PROPOSALS 6 AND 7.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Biglari Group’s solicitation of proxies for the Annual Meeting.

GOLD PROXY CARD

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
This Proxy Statement and our GOLD proxy card are available at http:/www.___________.com.

IMPORTANT: PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

THE BIGLARI GROUP STRONGLY RECOMMENDS THAT SHAREHOLDERS “WITHHOLD” ON THE ELECTION OF JULIE MASINO AND GILBERT DÁVILA AND MAKES NO RECOMMENDATION REGARDING THE ELECTION OF THE COMPANY’S OTHER NOMINEES.

IF YOU MARK FEWER THAN TEN (10) “FOR” AND/OR “WITHHOLD” BOXES REGARDING THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “WITHHOLD” ON ANY UNMARKED COMPANY NOMINEES OPPOSED BY THE BIGLARI GROUP AND “FOR” ANY UNMARKED COMPANY NOMINEES UNOPPOSED BY THE BIGLARI GROUP.

1.	To elect ten (10) directors:

THE BIGLARI GROUP STRONGLY RECOMMENDS YOU VOTE “WITHHOLD” ON THE ELECTION OF THE FOLLOWING TWO COMPANY NOMINEES

company Nominees OPPOSED BY THE BIGLARI GROUP	FOR	WITHHOLD
a) Julie Masino	☐	☐
b) Gilbert Dávila	☐	☐

THE BIGLARI GROUP MAKES NO RECOMMENDATION REGARDING THE FOLLOWING EIGHT COMPANY NOMINEES

COMPANY Nominees UNOPPOSED BY THE BIGLARI GROUP	FOR	WITHHOLD
a) Carl Berquist	☐	☐
b) Jody Bilney	☐	☐
c) Stephen Bramlage	☐	☐
d) John Garratt	☐	☐
e) Michael Goodwin	☐	☐
f) Cheryl Henry	☐	☐
g) Gisel Ruiz	☐	☐
h) Darryl Wade	☐	☐

THE BIGLARI GROUP RECOMMENDS SHAREHOLDERS VOTE AGAINST PROPOSAL 2

2.	The Company’s proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers:
☐ FOR	☐ AGAINST	☐ ABSTAIN

GOLD PROXY CARD

THE BIGLARI GROUP MAKES NO RECOMMENDATION REGARDING PROPOSAL 3

3.	The Company’s proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year:
☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BIGLARI GROUP RECOMMENDS SHAREHOLDERS VOTE AGAINST PROPOSAL 4

4.	The Company’s proposal to approve an amendment to the Cracker Barrel Old Country Store, Inc. 2020 Omnibus Incentive Plan:
☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BIGLARI GROUP MAKES NO RECOMMENDATION REGARDING PROPOSAL 5

5.	The Company’s proposal to ratify, on an advisory basis, the inclusion of the Proxy Access Provision in the Company’s bylaws:
☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BIGLARI GROUP RECOMMENDS SHAREHOLDERS VOTE AGAINST PROPOSAL 6

6.	The Company’s proposal to ratify, on an advisory basis, the inclusion of the Ineligibility Provision in the Company’s bylaws:
☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BIGLARI GROUP RECOMMENDS SHAREHOLDERS VOTE AGAINST PROPOSAL 7

7.	The Company’s proposal to ratify, on an advisory basis, the inclusion of the Mutual Reimbursement Provision in the Company’s bylaws:
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.